Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mobivity Holdings Corp., a Nevada corporation (the “Company”), for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Dennis Becker, Chief Executive Officer of the Company, and Christopher Meinerz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:   November 12, 2015

/s/ Dennis Becker
Dennis Becker Chief Executive Officer (Principal Executive Officer)

/s/ Christopher Meinerz
Christopher Meinerz Chief Financial Officer (Principal Financial and Accounting Officer)